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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2013 (May 7, 2013)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.     Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Realogy Holdings Corp. (the "Company") held on May 7, 2013, in Madison, New Jersey (the "2013 Annual Meeting"), the following matters were submitted to a vote of stockholders and the voting results were as follows:
1.Election of Directors: The three nominees named in the Company's 2013 proxy statement were elected to serve a three-year term expiring in 2016 and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
V. Ann Hailey	124,168,871	8,161,860	1,707,937
M. Ali Rashid	109,916,499	22,414,232	1,707,937
Brett White	131,733,540	597,191	1,707,937
2.Advisory Vote of the Compensation of our Named Executive Officers. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's 2013 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
112,644,072	19,668,274	18,385	1,707,937
3.Advisory Vote on the Frequency of the Advisory Vote on the Compensation of our Named Executive Officers. The Company's stockholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company's named executive officers on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain
132,278,730	5,987	42,832	3,182
Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has adopted a policy to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis (i.e. every year), until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.
4.Ratification of Appointment of Independent Registered Accounting Firm . The appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered accounting firm for fiscal year 2013 was ratified as follows:

Votes For	Votes Against	Abstain
134,027,150	5,011	6,507

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: May 10, 2013